SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000
                 (Date of earliest event reported: May 15, 2000)


                         NetNation Communications, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                        000-26881                   33-0803438

(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)
0

Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia,    V6B 4N6
   (Address of principal executive offices)                           (Zip Code)


                                 (604) 688-8946
              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)

Item 5.    OTHER EVENTS.

     On May 15, 2000, NetNation Communications Inc. issued a press release announcing its financial results for the first quarter of 2000. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c) Exhibit.

           Exhibit 99.1 Press release dated May 15, 2000.

                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NETNATION COMMUNICATIONS INC.


                                          By:     /s/ Glen Ibbott
                                                  -----------------------------
                                                  Glen Ibbott
                                                  Chief Financial Officer

Dated:        May 15, 2000

                                  Exhibit Index

Exhibit No.     Description
-----------     --------------
 99.1           Press Release issued by the Registrant dated May 15, 2000

                                                                    EXHIBIT 99.1

NEWS RELEASE


NetNation(TM) Reports 43% Revenue Increase In First Quarter
13th Consecutive Record Quarter
Revenue Up 232% From Q1 1999

San Diego, CA - May 15, 2000. NetNation Communications, Inc. (Nasdaq: NNCI), an
                                                                      ----
international domain name registrar (DNR), Web site host, and Application Service Provider (ASP), announced today first quarter financial results for operations ended March 31, 2000.

NetNation continues to post record quarterly revenue results. For the first quarter of 2000, revenue was $1,414,732, an increase of 232% over first quarter 1999 revenue of $425,891, and a 43% increase over fourth quarter 1999 revenue of $989,485. Total deferred revenue at the end of the first quarter of 2000 was $844,050, representing a 111% increase over the deferred revenue of $400,007 at the end of the fourth quarter of 1999.

"We have produced exceptionally strong back to back quarters of revenue growth," stated Ashley Sinclair, CEO of NetNation Communications, Inc. "Financially our business is strong as we are generating positive cash flow from operations and have no debt. We are committed to continuing our record performance and are exploring investment opportunities to significantly increase our hosting accounts and registered domains."

"Our revenue almost doubled over the fourth quarter of 1999, which in itself was a record quarter," said Mr. Sinclair. "However, following industry practice, we have deferred most of our DNR revenue to our balance sheet which we will recognize over the term of the various registration periods, currently averaging 1.6 years. Our significant deferred revenue amount provides some measure of a predictable revenue stream. The financial impact of our DNR business, now that we are an operational registrar, is building momentum and will be an increasingly important catalyst driving our growth in 2000 and beyond."

Web hosting accounts continue to grow at a quarterly rate averaging 25%. NetNation's UK office achieved significant sales growth during the quarter. UK sales increased 202% from the fourth quarter of 1999. In line with the region's strong demand for Internet services, the Company will continue to increase its presence in Europe.

Added Mr. Sinclair, "Since the registration of a domain name is often the first step for an individual or business intending to establish an Internet presence, it is very complementary to our Web site hosting business. Once a business has registered a domain, the next step is to get a Web site and, if desired, develop the site to conduct online commerce. As a full-fledged domain registrar, Web site host and E-commerce solutions provider, NetNation is able to deliver a broad range of solutions for any company that wants to take their business on the Web. In short, we aim to be the preferred solutions provider for Internet users throughout the world."

First Quarter and Recent Highlights Include:

  - Operational registrar of domains: NetNation's wholly-owned subsidiary, DomainPeople Inc., completed its first full quarter as an operational registrar of Internet domain names.

  - Nasdaq stock listing: NetNation received approval to list on the Nasdaq Small Cap market during the quarter and commenced trading on April 5, 2000.

  - Domain co-branding agreements: Strategic alliances were established with several Internet services companies including CMP Media, a wholly owned subsidiary of United News and Media plc (Nasdaq: UNEWY), and SmartAge.com,
                                                     -----
    a leading B2B E-commerce company.

  - Private Equity Investment: Received $2.5 million investment from a leading Swiss investment bank to fund data center expansion in Vancouver and San Diego.

  - Received two hosting awards: Ranked second in E-commerce hosting and sixth in dedicated and co-location Web site hosting by independent evaluators: the Developers Network (http://www.developersnetwork.com).
                               -------------------------

  - Intel ISP Program member: Providing its award-winning Web site hosting and domain registration services to Intel Corporation's (Nasdaq: INTC)
                                                                     ----
    Channel Members.


About NetNation Communications, Inc.

NetNation Communications Inc. (http://www.netnation.com) is an international
                                      -----------------
domain name registrar (DNR), Web site host, and Application Service and Infrastructure Provider (ASP/AIP) with clients in more than 125 countries. NetNation has been consistently ranked among the top 10 Web site hosts in the world by several leading industry evaluators. The Company's wholly owned subsidiary, DomainPeople, Inc. (http://www.domainpeople.com), is an ICANN
                                       --------------------
accredited and operational registrar of Internet domain names, one of a select group of publicly listed registrars that includes Network Solutions (Nasdaq:
NSOL) and Register.com (Nasdaq: RCOM). The Company has offices in San Diego, CA,
----
Vancouver, Canada and London, UK.

NetNation is a trademark of NetNation Communications Inc. Intel is a registered trademark of Intel Corporation.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: In this news release, the word "will" and similar conditional or future-oriented expressions are intended to identify forward-looking statements. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements.

                           NETNATION COMMUNICATIONS, INC.

                         Interim Consolidated Balance Sheets
                             (Expressed in U.S. dollars)
                                                        March 31,   December 31,
                                                          2000           1999
                                                          ----           ----
                                                       (unaudited)    (audited)
                            ASSETS

Current assets:
  Cash and cash equivalents                             $3,172,595   $  988,077
  Accounts receivable                                       37,347       10,961
  Prepaid expenses and deposits                            141,706       63,208
  Prepaid domain name registration fees                    243,206         -
                                                         ---------    ---------

                                                         3,594,854    1,062,246

Prepaid domain name registration fees,
  non current portion                                       59,465         -

Fixed assets, net of accumulated depreciation
  of $176,686 (1999 - $134,885)                            949,580      455,919
                                                         ---------    ---------

                                                        $4,603,899   $1,518,165
                                                         =========    =========

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable and accrued liabilities              $  454,576   $  189,146
  Deferred revenue                                         778,750      400,007
  Customer deposits                                         92,094         -
  Debentures payable                                          -       1,100,000
                                                         ---------    ---------

                                                         1,325,420    1,689,153

Deferred revenue, non current portion                       65,300         -

Stockholders' equity (deficit):
  Common stock
    Authorized:
     50,000,000 common shares with a par value
      of $0.0001 each
    Issued:
     15,407,000 (December 31, 1999 - 14,607,000)
      common shares                                          1,541        1,461
    Additional paid-in capital                           5,787,810    2,339,471
    Deferred compensation                                 (920,633)  (1,015,466)
    Deficit                                             (1,670,140)  (1,511,055)
    Accumulated other comprehensive income                  14,601       14,601
                                                         ---------    ---------

                                                         3,213,179     (170,988)
                                                         ---------    ---------

                                                        $4,603,899   $1,518,165
                                                         =========    =========

                             NETNATION COMMUNICATIONS, INC.

              Interim Consolidated Statements of Operations and Deficit
                                (Expressed in U.S. dollars)


                                                       Three month   Three month
                                                      period ended  period ended
                                                        March 31,     March 31,
                                                         2000           1999
                                                       -----------  ------------
                                                       (unaudited)  (unaudited)

Revenues                                               $ 1,414,732   $  425,891

Operating costs and expenses
   Cost of revenues                                        400,692      119,456
   Sales and marketing                                     682,960      194,439
   Office and administrative                               421,312      107,074
   Depreciation and amortization                            55,460        3,355
                                                         ---------    ---------

                                                         1,560,424      424,324
                                                         ---------    ---------

Earnings (loss) from operations                           (145,692)       1,567

Other expenses, net                                        (13,393)      (2,476)
                                                         ---------    ---------

Loss for the period                                       (159,085)        (909)

Deficit, start of period                                (1,511,055)    (156,568)
                                                         ---------    ---------

Deficit, end of period                                 $(1,670,140)  $ (157,477)
                                                        ==========    =========
Loss per share, basic and fully diluted                $     (0.01)  $     -
                                                        ==========    =========

Weighted average number of common shares
  outstanding, basic and fully diluted                  14,984,472    9,500,000
                                                        ==========    =========

                               NETNATION COMMUNICATIONS, INC.

                       Interim Consolidated Statements of Cash Flows
                                 (Expressed in U.S. dollars)


                                                      Three month   Three month
                                                     period ended   period ended
                                                       March 31,      March 31,
                                                         2000            1999
                                                     ------------   ------------
                                                     (unaudited)    (unaudited)

Cash flows from operating activities:
  Net loss                                          $ (159,085)     $    (909)
  Items not involving cash:
   Depreciation and amortization                        55,460          3,355
   Amortization of deferred compensation                94,833           -
  Change in operating assets and liabilities:
   Accounts receivable                                 (26,386)         4,461
   Prepaid expenses and deposits                       (78,498)          (175)
   Prepaid domain name registration fees              (302,671)          -
   Accounts payable and accrued liabilities            265,430         61,842
   Deferred revenue                                    444,043         14,489
   Customer deposits                                    92,094           -
                                                      --------      ---------

   Net cash provided by operating activities           385,220         83,063
                                                      --------      ---------

Cash flows from investing activities:
  Purchase of fixed assets                            (549,121)       (47,852)
                                                      --------      ---------

Net cash used in investing activities                 (549,121)       (47,852)
                                                      --------      ---------

Cash flows from financing activities:
  Proceeds from sale of common stock,
    net of offering costs                            2,348,419          5,482
  Stock redemption premium paid                           -           (22,974)
  Payable to stockholders                                 -             7,125
                                                      --------      ---------

Net cash provided by (used in) financing
  activities                                         2,348,419        (10,367)
                                                      --------      ---------

Net increase in cash and cash equivalents            2,184,518         24,844

Cash and cash equivalents, beginning of period         988,077         45,938
                                                      --------      ---------

Cash and cash equivalents, end of period            $3,172,595     $   70,782
                                                     =========      =========


Supplemental disclosure:
  Non-cash transaction
  Conversion of debentures into common stock        $1,100,000     $     -

  Cash paid for
  Interest                                          $      142     $    1,958





Contacts:     John Gomez                            Marina Giokas
              Investor Relations                    Media Relations
              Tel. 888 277 0000 Ext. 133            Tel. 888 277 0000 Ext. 188
              gomez@netnation.com                   marina@netnation.com
              -------------------                   --------------------
                                       ###